EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made as of the 4th day of March, 2002, by and among FIRST NATIONAL BANK OF WEST METRO (Proposed) (the "Bank", or the "Employer"), a proposed national bank; WEST METRO FINANCIAL SERVICES, INC., a bank holding company incorporated under the laws of the State of Georgia (the "Company") (collectively, the Bank and the Company are referred to hereinafter as the "Employer"), and Steve Chatham, a resident of the State of Georgia (the "Executive").

                                    RECITALS:

     The Employer desires to employ the Executive as President and Sr. Credit Officer of the Bank and the Executive desires to accept such employment.

     In consideration of the above premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

1.     DEFINITIONS.  Whenever  used  in  this Agreement, the following terms and
       -----------
their variant forms shall have the meaning set forth below:

     1.1     "AGREEMENT" shall mean this Agreement and any exhibits incorporated
              ---------
herein together with any amendments hereto made in the manner described in this Agreement.

     1.2     "AFFILIATE"  shall  mean  any  business  entity  which controls the
              ---------
Company,  is  controlled  by  or  is  under  common  control  with  the Company.

     1.3     "AREA"  shall  mean  the  geographic  area within the boundaries of
              ----
Paulding County, Georgia. It is the express intent of the parties that the Area as defined herein is the area where the Executive performs services on behalf of the Employer under this Agreement.

     1.4     "BUSINESS OF THE EMPLOYER" shall mean the business conducted by the
              ------------------------
Employer, which is the business of commercial banking.

     1.5     "CAUSE"  shall  mean:
              -----

          1.5.1     With  respect  to  termination  by  the  Employer:

               (a) A material breach of the terms of this Agreement by the Executive, including, without limitation, failure by the Executive to perform his duties and responsibilities in the manner and to the extent required under this Agreement, which remains uncured after the expiration of thirty (30) days following the delivery of written notice of such breach to the Executive by Employer. Such notice shall (i) specifically identify the duties that the Chief Executive Officer of either the Company or the Bank believes the Executive has failed to perform, (ii) state the facts upon which such Chief Executive Officer made such determination,

               (b) Conduct by the Executive that amounts to fraud, dishonesty or willful misconduct in the performance of his duties and responsibilities hereunder;

               (c) Arrest for, charged in relation to (by criminal information, indictment or otherwise), or conviction of the Executive during the Term of this Agreement of a crime involving breach of trust or moral turpitude;

               (d) Conduct by the Executive that amounts to gross and willful insubordination or inattention to his duties and responsibilities hereunder; or

               (e) Conduct by the Executive that results in removal from his position as an officer or executive of Employer pursuant to a written order by any regulatory agency with authority or jurisdiction over Employer.

          1.5.2 With respect to termination by the Executive, a material diminution in the powers, responsibilities or duties of the Executive hereunder or a material breach of the terms of this Agreement by Employer, which remains uncured after the expiration of thirty (30) days following the delivery of written notice of such breach to Employer by the Executive.

     1.6     "CHANGE  OF  CONTROL"  means  any  one  of  the  following  events:
              -------------------

               (a) the acquisition by any person or persons acting in concert of the then outstanding voting securities of either the Bank or the Company, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote fifty percent (50%) or more of any class of voting securities of either the Bank or the Company, as the case may be;

               (b) within any twelve-month period (beginning on or after the Effective Date) the persons who were directors of either the Bank or the Company immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of such board of directors; provided that any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if that director were elected to such board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of
     1934) relating to the election of directors shall be deemed to be an Incumbent Director;

               (c) a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Bank or the Company, as the case may be, immediately prior to such reorganization, merger or consolidation do not, immediately


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
     thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

          (d) the sale, transfer or assignment of all or substantially all of the assets of the Company and its subsidiaries to any third party.

     1.7     "COMPANY  INFORMATION"  means  Confidential  Information  and Trade
              --------------------
Secrets.

     1.8     "CONFIDENTIAL  INFORMATION"  means data and information relating to
              -------------------------
the business of the Bank or the Company (which does not rise to the status of a Trade Secret) which is or has been disclosed to the Executive or of which the Executive became aware as a consequence of or through the Executive's relationship to the Employer and which has value to the Employer and is not generally known to its competitors. Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Employer (except where such public disclosure has been made by the Executive without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means.

     1.9     "DISABILITY"  shall  mean the inability of the Executive to perform
              ----------
each of his material duties under this Agreement for the duration of the short-term disability period under the Employer's policy then in effect as certified by a physician chosen by the Employer and reasonably acceptable to the Executive.

     1.10     "EFFECTIVE  DATE"  shall  mean  the  date the Bank first opens for
               ---------------
business.

     1.11     "INITIAL  TERM" shall mean that period of time commencing on March
               -------------
4, 2002 (the "Beginning Date") and running until the close of business on the last business day immediately preceding the third anniversary of the Beginning Date. The "Initial Term" date of commencement may be extended by Employer to a date one month prior to opening day for the bank at the election of Employer.

     1.12     "TERM"  shall  mean the earlier of (a) the last day of the Initial
               ----
Term or most recent subsequent renewal period or (b) any earlier termination of employment of the Executive under this Agreement as provided for in Section 3.

     1.13     "TRADE  SECRETS"  means  Employer  information  including, but not
               --------------
limited to, technical or nontechnical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which:

               (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and


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
               (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

2.     DUTIES.
       ------

     2.1     POSITION.  The  Executive  is  employed  initially as President and
             --------
Senior Credit Officer of the Bank, subject to the direction of the Chief Executive Officer and Board of Directors of the Bank or its designee(s), shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the Bank in connection with the conduct of its business. The duties and responsibilities of the Executive are set forth on Exhibit A attached hereto.
----------

     2.2     FULL-TIME  STATUS.  In  addition to the duties and responsibilities
             -----------------
specifically assigned to the Executive pursuant to Section 2.1 hereof, the Executive shall:

               (a) devote substantially all of his time, energy and skill during regular business hours to the performance of the duties of his employment (reasonable vacations and reasonable absences due to illness excepted) and faithfully and industriously perform such duties;

               (b) diligently follow and implement all reasonable and lawful management policies and decisions communicated to him by the Chief Executive Officer of either the Bank or the Company; and

               (c) timely prepare and forward to the Chief Executive Officer of the Bank or the Company all reports and accountings as may be requested of the Executive.

          2.3     OTHER  PERMITTED ACTIVITIES.  While the Executive shall devote
                  ---------------------------
substantially all of his business time, attention and energies to the Business of the Employer; this shall not preclude the Executive from pursuing any other business or professional activities provided such activities do not interfere or conflict with the duties to be discharged pursuant to the terms of this Agreement.

3.     TERM  AND  TERMINATION.
       ----------------------

     3.1     TERM.     This  Agreement  shall  remain  in  effect  for the Term.
             ----
While this Agreement remains in effect, however, it shall renew each day for an additional day so that the unexpired Term is always three (3) years unless and until either party gives written notice to the other of its intent not to allow the Term to renew on a daily basis with such written notice to be effective no earlier than the date of the notice. In the event such notice of non-renewal is properly given, this Agreement shall terminate on the close of business on the third anniversary of the date of the notice of non-renewal or the effective date of non-renewal specified in the notice, whichever is later.

     3.2     TERMINATION.  During  the  Term,  the  employment  of the Executive
             -----------
under this Agreement may be terminated only as follows:


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
          3.2.1     By  the  Employer:

               (a) In the event that the Bank fails to receive its regulatory charter, or the Company fails to raise the necessary capital required to open the Bank, or the Executive is disapproved for the position employed herein by the Company's regulators.

               (b) For Cause, upon written notice to the Executive pursuant to Section 1.5.1 hereof;

               (c) Without Cause at any time, provided that the Bank shall give the Executive thirty (30) days' prior written notice of its intent to terminate, in which event the Employer shall be required to continue to meet its obligations to the Executive under Section 4.1 for a period equal to the lesser of (i) twelve (12) months following the termination or (ii) the remaining Term of the Agreement; or

               (d) Upon the Disability of Executive at any time, provided that the Employer shall give the Executive thirty (30) days' prior written notice of its intent to terminate;

          3.2.2     By  the  Executive:

               (a) For Cause, in which event the Employer shall be required to continue to meet its obligations under Section 4.1 for a period equal to the lesser of (i) twelve (12) months following the termination or (ii) the remaining Term of the Agreement; or

               (b) Without Cause or upon the Disability of the Executive, provided that the Executive shall give the Employer sixty (60) days' prior written notice of his intent to terminate.

          3.2.3     At  any  time upon mutual, written agreement of the parties.

          3.2.4 Notwithstanding anything in this Agreement to the contrary, the Term shall end automatically upon the Executive's death.

     3.3     CHANGE OF CONTROL.  If the Executive terminates his employment with
             -----------------
the Employer under this Agreement for any reason within six (6) months following a Change of Control, the Executive, or in the event of his subsequent death, his designated beneficiaries or his estate, as the case may be, shall receive, as liquidated damages, in lieu of all other claims, a severance payment equal to one full year of the Executive's then current Base Salary and target bonus amount for that calendar year, if any, to be paid in full on the last day of the month following the date of termination. In no event shall the payment(s) described in this Section 3.3 exceed the amount permitted by Section 280G of the Internal Revenue Code, as amended (the "Code"). Therefore, if the aggregate present value (determined as of the date of the Change of Control in accordance with the provisions of Section 280G of the Code) of both the severance payment and all other payments to the Executive in the nature of compensation which are contingent on a change in ownership or effective control of the Bank or the Company or in the ownership of a substantial portion of the assets of the Bank or the Company (the "Aggregate Severance") would result in a "parachute payment," as defined under Section 280G of the Code, then the Aggregate
Severance shall not be greater than an amount equal to 2.99 multiplied by Executive's "base amount" for the "base period, " as those terms are defined under Section 280G. In the event the Aggregate Severance is required to be reduced pursuant to this Section 3.3, the Executive shall be entitled to determine which portions of the Aggregate Severance are to be reduced so that the Aggregate Severance satisfies the limit set forth in the preceding sentence. Notwithstanding any provision in this Agreement, if the Executive may exercise his right to terminate employment under this Section 3.3 or under Section 3.2.2(a), the Executive may choose which provision shall be applicable.

     3.4     EFFECT  OF  TERMINATION.  Upon  termination  of  the  Executive's
             -----------------------
employment hereunder, the Employer shall have no further obligations to the Executive or the Executive's estate with respect to this Agreement, except for the payment of salary and bonus amounts, if any, accrued pursuant to Sections
4.1 and 4.2 hereof and unpaid as of the effective date of the termination of employment and any payments set forth in Sections 3.2.1(a), (c) or (d); Section 3.2.2(a); Section 3.3; and/or Section 4.4, but only to the extent applicable as provided in such Sections. Nothing contained herein shall limit or impinge upon any other rights or remedies of the Employee or the Executive under any other agreement or plan to which the Executive is a party or of which the Executive is a beneficiary.

4.     COMPENSATION.  The  Executive  shall  receive  the  following  salary and
       ------------
benefits during the Term, except as otherwise provided below:

     4.1     BASE  SALARY.  During the Initial Term, the Executive shall be paid
             ------------
a salary equal to an annual base rate of $120,000.00 (the "Base Salary"). The obligation for payment of Base Salary shall be apportioned between the company and the Bank as they may agree from time to time in their sole discretion. The Executive's Base Salary shall be reviewed by the Chief Executive Officer of the Bank and the Company at least annually, and the Executive shall be entitled to receive annually an increase in such amount, if any, as may be determined by the CEO of the Bank or the Company based on its evaluation of Executive's performance. Base Salary shall be payable in accordance with the Employer's normal payroll practices.

     4.2     INCENTIVE  COMPENSATION.     The  Executive  shall  be  entitled to
             -----------------------
bonus compensation in the amount up to $20,000 through a performance bonus incentive plan. The incentive plan will be structured to reward the Executive for performance in meeting selective objectives. Details of the incentive plan will be formulated and agreed to by Executive and Employer during the first month of Executives employment.

     4.3     STOCK  OPTIONS.  As  soon  as  practicable  following  the  first
             --------------
anniversary of the first day of the Initial Term hereunder, provided the Executive continues to be employed by the Employer as of the option grant date, the company will grant to the Executive an incentive stock option to purchase 15,000 shares of the Company's common stock at a per share purchase price equal to no less than the fair market value determined as of the date of grant. The option generally will become vested and exercisable in equal, one-fifth increments, commencing on the first anniversary of the option grant date and continuing for the next four
(4) successive anniversaries until the option is fully vested and exercisable. The option shall expire generally upon the earlier of ninety (90) days following termination of employment or upon the tenth anniversary of the option grant date. The option will be issued by the Employer pursuant to the Company's stock incentive plan and subject to the terms of a related stock option agreement.

     4.4     HEALTH  INSURANCE.
             -----------------

          (a) The Employer shall pay for the cost of premium payments paid for the Executive's health insurance covering the Executive and the members of his immediate family under the Employer's health insurance plan during the "Term".

          (b) In the event of termination by the Executive for Cause (Section 3.2.2(a)) or following a Change of Control (Section 3.3), the Employer shall reimburse Executive for the cost of premium payments paid by the Executive to continue his then existing health insurance for himself and his eligible dependents as provided by the Employer for a period of twelve (12) months following the date of termination of employment.

          (c) In the event of a termination by the Employer without Cause (Section 3.2.1(c)), the Employer shall reimburse the Executive for the cost of premium payments paid by the Executive to continue his then existing health insurance for himself and his eligible dependents as provided by Employer for a period of twelve (12) months following the date of termination of employment.

     4.5     AUTOMOBILE.  Beginning  as of the Effective Date, the Employer will
             ----------
provide Executive with an automobile allowance of $500 per month.

     4.6     BUSINESS  EXPENSES;  MEMBERSHIPS.  The Employer specifically agrees
             --------------------------------
to  reimburse  the  Executive  for:

          (a) reasonable and necessary business (including travel) expenses incurred by him in the performance of his duties hereunder, as approved by the CEO of either the Bank or the Company; and

          (b) beginning as of the Effective Date, the dues and business related expenditures, associated with membership in The Georgian Country Club and civic associations, as selected by the Executive, and in professional associations which are commensurate with his position; provided, however, that the Executive shall, as a condition of reimbursement, submit verification of the nature and amount of such expenses in accordance with reimbursement policies from time to time adopted by the Employer and in sufficient detail to comply with rules and regulations promulgated by the Internal Revenue Service.


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
     4.7     VACATION.  On  a  non-cumulative  basis,  the  Executive  shall  be
             --------
entitled to three (3) weeks of vacation in each successive twelve-month period during the Term, during which his compensation shall be paid in full.

     4.8     LIFE  INSURANCE.  Executive  shall be entitled to life insurance as
             ---------------
is  customary  under  the  Company's  benefit  program  for  all  employees.

     4.9     BENEFITS.  In  addition  to  the benefits specifically described in
             --------
this Agreement, the Executive shall be entitled to such benefits as may be available from time to time to executives of the Bank similarly situated to the Executive. All such benefits shall be awarded and administered in accordance with the Bank's standard policies and practices. Such benefits may include, by way of example only, profit-sharing plans, retirement or investment funds, dental, health, life and disability insurance benefits and such other benefits as the Bank deems appropriate.

     4.10     WITHHOLDING.  The  Employer  may  deduct  from  each  payment  of
              -----------
compensation hereunder all amounts required to be deducted and withheld in accordance with applicable federal and state income, FICA and other withholding requirements.

5.     COMPANY  INFORMATION.
       --------------------

     5.1     OWNERSHIP  OF  COMPANY  INFORMATION.   All  Company  Information
             -----------------------------------
received or developed by the Executive while employed by the Employer will remain the sole and exclusive property of the Employer.

     5.2     OBLIGATIONS  OF  THE  EXECUTIVE.  The  Executive  agrees:
             -------------------------------

          (a)     to  hold  Company  Information  in  strictest  confidence;

          (b) not to use, duplicate, reproduce, distribute, disclose or otherwise disseminate Company Information or any physical embodiments of Company Information; and

          (c) in any event, not to take any action causing or fail to take any action necessary in order to prevent any Company Information from losing its character or ceasing to qualify as Confidential Information or a Trade Secret.

In the event that the Executive is required by law to disclose any Company Information, the Executive will not make such disclosure unless (and then only to the extent that) the Executive has been advised by independent legal counsel that such disclosure is required by law and then only after prior written notice is given to the Company when the Executive becomes aware that such disclosure has been requested and is required by law. This Section 5 shall survive for a period of twelve (12) months following termination of this Agreement for any reason with respect to Confidential Information, and shall survive termination of this Agreement for any reason for so long as is permitted by applicable law, with respect to Trade Secrets.


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
     5.3     DELIVERY  UPON  REQUEST  OR  TERMINATION.  Upon  request  by  the
             ----------------------------------------
Employer, and in any event upon termination of his employment with the Employer, the Executive will promptly deliver to the Employer all property belonging to the Employer, including, without limitation, all Company Information then in his possession or control.

6.     NON-COMPETITION.  The  Executive agrees that during his employment by the
       ---------------
Bank  hereunder  and,  in  the  event  of  his  termination:

     -    by  the  Employer  for  Cause  pursuant  to  Section  3.2.1(b),
     -    by  the  Executive  without  Cause  pursuant  to  Section 3.2.2(b), or
     -    by  the  Executive  in connection with a Change of Control pursuant to
          Section  3.3,

for a period of twelve (12) months thereafter, he will not (except on behalf of or with the prior written consent of the Employer), within the Area, either directly or indirectly, on his own behalf or in the service or on behalf of others, as an executive employee or in any other capacity which involves duties and responsibilities similar to those undertaken for the Employer (including as an organizer or proposed executive officer of a new financial institution), engage in any business which is the same as or essentially the same as the Business of the Employer.

7.     NON-SOLICITATION  OF  CUSTOMERS.  The  Executive  agrees  that during his
       -------------------------------
employment by the Employer hereunder and, in the event of his termination:

     -    by  the  Employer  for  Cause  pursuant  to  Section  3.2.1(b),
     -    by  the  Executive  without  Cause  pursuant  to  Section 3.2.2(b), or
     -    by  the  Executive  in connection with a Change of Control pursuant to
          Section  3.3,

for a period of twelve (12) months thereafter, he will not (except on behalf of or with the prior written consent of the Employer), within the Area, on his own behalf or in the service or on behalf of others, solicit, divert or appropriate or attempt to solicit, divert or appropriate, any business from any of the Employer's customers, including actively sought prospective customers, with whom the Executive has or had material contact during the last two (2) years of his employment, for purposes of providing products or services that are competitive with the Business of the Employer.

8.     NON-SOLICITATION  OF  EMPLOYEES.  The  Executive  agrees  that during his
       -------------------------------
employment by the Employer hereunder and, in the event of his termination:

     -    by  the  Employer  for  Cause  pursuant  to  Section  3.2.1(b),
     -    by  the  Executive  without  Cause  pursuant  to  Section 3.2.2(b), or
     -    by  the  Executive  in connection with a Change of Control pursuant to
          Section  3.3,

for a period of twelve (12) months thereafter, he will not, within the Area, on his own behalf or in the service or on behalf of others, solicit, recruit or hire away or attempt to solicit, recruit or hire away, any employee of the Employer or its Affiliates to another person or entity providing products or services that are competitive with the Business of the Employer, whether or not:


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
     - such employee is a full-time employee or a temporary employee of the Employer or its Affiliates,
     -    such  employment  is  pursuant  to  written  agreement,  and
     -    such  employment  is  for  a  determined  period  or  is  at  will.

9.     REMEDIES.  The  Executive agrees that the covenants contained in Sections
       --------
5 through 8 of this Agreement are of the essence of this Agreement; that each of the covenants is reasonable and necessary to protect the business, interests and properties of the Employer, and that irreparable loss and damage will be suffered by the Employer should he breach any of the covenants. Therefore, the Executive agrees and consents that, in addition to all the remedies provided by law or in equity, the Employer shall be entitled to a temporary restraining order and temporary and permanent injunctions to prevent a breach or contemplated breach of any of the covenants. The Employer and the Executive agree that all remedies available to the Employer or the Executive, as applicable, shall be cumulative.

10.     SEVERABILITY.  The parties agree that each of the provisions included in
        ------------
this Agreement is separate, distinct and severable from the other provisions of this Agreement and that the invalidity or unenforceability of any Agreement provision shall not affect the validity or enforceability of any other provision of this Agreement. Further, if any provision of this Agreement is ruled invalid or unenforceable by a court of competent jurisdiction because of a conflict between the provision and any applicable law or public policy, the provision shall be redrawn to make the provision consistent with and valid and enforceable under the law or public policy.

11.     NO SET-OFF BY THE EXECUTIVE.  The existence of any claim, demand, action
        ---------------------------
or cause of action by the Executive against the Employer, or any Affiliate of the Employer, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Employer of any of its rights hereunder.

12.     NOTICE.  All  notices  and  other  communications  required or permitted
        ------
under this Agreement shall be in writing and, if mailed by prepaid first-class mail or certified mail, return receipt requested, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof. In addition, notices hereunder may be delivered by hand or overnight courier, in which event the notice shall be deemed effective when delivered. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

          (i)     If  to  the  Employer,  to  it  at:

                  West Metro  Financial  Services,  Inc.
                  P. O. Box  705
                  Dallas,  GA  30132

          (ii)    If  to  the  Executive,  to  him  at:

                  Steve  Chatham
                  84  Shady  Oak  Ct.

                  Dallas,  GA  30157

13.     ASSIGNMENT.  Neither  party hereto may assign or delegate this Agreement
        ----------
or any of its rights and obligations hereunder without the written consent of the other party to this Agreement.

14.     WAIVER.  A  waiver  by one party to this Agreement of any breach of this
        ------
Agreement by the other party to this Agreement shall not be effective unless in writing, and no waiver shall operate or be construed as a waiver of the same or another breach on a subsequent occasion.

15.     ARBITRATION.  Any  controversy  or  claim  arising out of or relating to
        -----------
this contract, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered only in the State Court of Paulding County or the federal court for the Northern District of Georgia. The Employer and the Executive agree to share equally the fees and expenses associated with the arbitration proceedings. EXECUTIVE MUST INITIAL HERE: _____

16.     ATTORNEYS'  FEES.  In the event that the parties have complied with this
        ----------------
Agreement with respect to arbitration of disputes and litigation ensues between the parties concerning the enforcement of an arbitration award, the party prevailing in such litigation shall be entitled to receive from the other party all reasonable costs and expenses, including without limitation attorneys' fees, incurred by the prevailing party in connection with such litigation, and the other party shall pay such costs and expenses to the prevailing party promptly upon demand by the prevailing party.

17.     APPLICABLE  LAW.  This  Agreement  shall be construed and enforced under
        ---------------
and in accordance with the laws of the State of Georgia.

18.     INTERPRETATION.  Words  importing any gender include all genders.  Words
        --------------
importing the singular form shall include the plural and vice versa. The terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms refer to this Agreement. Any captions, titles or headings preceding the text of any article, section or subsection herein are solely for convenience of reference and shall not constitute part of this Agreement or affect its meaning, construction or effect.

19.     ENTIRE  AGREEMENT.  This  Agreement  embodies  the  entire  and  final
        -----------------
agreement of the parties on the subject matter stated in this Agreement. No amendment or modification of this Agreement shall be valid or binding upon the Employer or the Executive unless made in writing and signed by both parties. All prior understandings and agreements relating to the subject matter of this Agreement are hereby expressly terminated.

20.     RIGHTS  OF  THIRD  PARTIES.  Nothing  herein expressed is intended to or
        --------------------------
shall be construed to confer upon or give to any person, firm or other entity, other than the parties hereto and their permitted assigns, any rights or remedies under or by reason of this Agreement.

21.     SURVIVAL.  The  obligations  of the Executive pursuant to Sections 5, 6,
        --------
7, 8 and 9 shall survive the termination of the employment of the Executive hereunder for the period designated under each of those respective sections.

22.     JOINT  AND  SEVERAL.  The  obligations  of  the  Bank and the Company to
        -------------------
Executive hereunder shall be joint and several.

     IN WITNESS WHEREOF, the Employer and the Executive have executed and delivered this Agreement as of the date first shown above.

                              THE BANK:

                              FIRST NATIONAL BANK OF WEST METRO
                              (PROPOSED)

                              By:
                                 ---------------------------------------
                              Print  Name:
                                          ------------------------------
                              Title:
                                    ------------------------------------

                              THE  COMPANY:

                              WEST METRO FINANCIAL SERVICES, INC.


                              By:
                                 ---------------------------------------
                              Print  Name:
                                          ------------------------------
                              Title:
                                    ------------------------------------


                              THE  EXECUTIVE:




                              ------------------------------------
                              Steve  Chatham

                                    EXHIBIT A
                                    ---------

                         INITIAL DUTIES OF THE EXECUTIVE
                         -------------------------------

The initial duties of the Executive shall include, in addition to any other duties assigned the Executive by the Board of Directors of the Bank or the Company or their respective designees, the following:

               - Foster a corporate culture that promotes ethical practices, encourages individual integrity, fulfills social responsibility, and is conducive to attracting, retaining and motivating a diverse group of top-quality employees at all levels.

               - Work with the Board of Directors of the Company to develop a long-term strategy for the Company that creates shareholder value.

               - Develop and recommend to the Board of Directors of the Bank annual business plans and budgets that support the Company's long-term strategy.

               - Manage the day-to-day business affairs of the Company and the Bank appropriately.

               - Use best efforts to achieve the Company and Bank's financial and operating goals and objectives.

               - Use best efforts to improve the quality and value of the products and services provided by the Bank.

               - Use best efforts to ensure that the Bank maintains a satisfactory competitive position within its industry.

               - Develop an effective management team and an active plan for its development and succession, and make recommendations to the Board of Directors of the Bank regarding hiring, firing and compensation.

               -  Implement  major  corporate  policies.

                        ADDENDUM TO EMPLOYMENT AGREEMENT

     This addendum dated March 19, 2003, is the first addendum to the Employment Agreement ("Agreement") dated March 4, 2002 by and among First National Bank West Metro (the "Bank"), West Metro Financial Services, Inc. (the "Company") (collectively, the Bank and the Company are referred to hereinafter as the "Employer"), and Steve Chatham, (the "Executive").

     The Employer and Executive agree to amend page one of the Agreement, first paragraph under Recitals by deleting the term "President" and substitute in its stead "Senior Vice President".

     The Employer and Executive agree to amend Page 4, Paragraph 4.2 by adding "Details of the incentive plan will be updated each year".

     The Employer and Executive agree that effective with the execution of this agreement, Executive resigns his membership on the Banks Board of Directors .

     The Employer and Executive agree that as of the effective date of this addendum, Executive's position with the Bank will be Senior Vice President and Senior Credit Officer and the duties and responsibilities are set forth on Exhibit A-1 attached hereto.

     Employer and Executive agree to delete Page 6, Section 4.3, Stock Options, in its entirety and replace it with the following:

          4.3     Stock Options.  As soon as practicable following the first
                  -------------
anniversary of the     first day  of the Initial Term hereunder, provided the
Executive continues to be employed by the Employer as of the option grant date, the company will grant to the Executive an incentive stock option to purchase 15,000 shares of the Company's common stock at a per share purchase price equal to no less than the fair market value determined as of the date of grant. The option generally will become vested and exercisable in equal, one-third increments, commencing on the first anniversary of the option grant and continuing for the next two(2) successive anniversaries until the option is
fully vested and exercisable.   The option shall expire generally upon the
earlier of ninety (90) days following termination of employment or upon the tenth anniversary of the option grant date. The option will be issued by the Employer pursuant to the Company's stock incentive plan and subject to the terms of a related stock option agreement.

     Employer and Executive agree that Executive hereby agrees to the terms of this addendum, accepts the position of Senior Vice President and Senior Credit Officer and agrees that the change of title or this addendum in no way amounts to a breach of the terms of the Agreement. Executive hereby waives any claims against Employer arising out of any assertion by Executive that Employers actions have amounted to a breach of the Agreement.

     Employer and Executive agree that throughout the Agreement, in every case where the term" Chief Executive Officer" is used, that term shall be deleted and replaced with "Chief Executive Officer or his designee".

     IN WITNESS WHEREOF, the Employer and the Executive have executed and delivered this Agreement as of the date first shown above.

                              THE  BANK:

                              FIRST  NATIONAL  BANK  WEST  METRO


                              By:
                                 ---------------------------------------
                              Print  Name:
                                          ------------------------------
                              Title:
                                    ------------------------------------

                              THE  COMPANY:

                              WEST  METRO  FINANCIAL  SERVICES,  INC.


                              By:
                                 ---------------------------------------
                              Print  Name:
                                          ------------------------------
                              Title:
                                    ------------------------------------


                              THE  EXECUTIVE:



                              ------------------------------------------
                              Steve  Chatham